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                                                                    EXHIBIT 23.1

                    CONSENT OF CERTIFIED PUBLIC ACCOUNTANTS

     We consent to the inclusion in this registration statement on form S-3 of our reports dated July 28, 1993, on our audits of the financial statements and financial statement schedules of Digital Equipment Corporation. We also consent to the reference to our firm under the caption "Experts."



                                             COOPERS & LYBRAND


Boston, Massachusetts
January 21, 1994